Exhibit 32.2     Certification of the Principal Accounting Officer of Metrospaces, Inc. pursuant to Section 906 of the Sarbanes Oxley Act of 2002

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Amendment No.1 to Form 10-Q of Metrospaces, Inc. (the "Company") for the year ended June 30, 2015 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned Oscar Brito, Principal Accounting Officer of Metrospaces, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)     the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)     the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Dated: January 15, 2016

By: /s/ Oscar Brito
       Principal accounting officer